REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees of
Mutual Fund Series Trust
and the Shareholders of
Camelot Premium Return
Fund and Camelot Excalibur
Small Cap Income Fund

 In planning and performing
our audits of the financial
statements of the Camelot
Premium Return Fund and
Camelot Excalibur Small Cap
Income Fund (the "Funds"),
each a series of shares of
beneficial interest in Mutual
Fund Series Trust, as of
September 30, 2014 and for
the year or period then
ended, in accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States) ("PCAOB"), we
considered internal control
over financial reporting,
including control activities
over safeguarding securities,
as a basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for the
purpose of expressing an
opinion on the effectiveness
of the Funds' internal control
over financial reporting.
Accordingly, we express no
such opinion.

The management of the
Funds is responsible for
establishing and maintaining
effective internal control over
financial reporting.  In
fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits
and related costs of controls.
A company's internal control
over financial reporting is a
process designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance with
accounting principles
generally accepted in the
United States of America
("GAAP").  A company's
internal control over financial
reporting includes those
policies and procedures that
(1) pertain to the
maintenance of records that,
in reasonable detail,
accurately and fairly reflect
the transactions and
dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of the financial
statements in accordance
with GAAP, and that receipts
and expenditures of the
company are being made only
in accordance with
authorizations of
management and trustees of
the company; and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition, use
or disposition of a company's
assets that could have a
material effect on the
financial statements.

Because of inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements.  Also,
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become
inadequate because of
changes in conditions or that
the degree of compliance with
the policies or procedures
may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation
of a control does not allow
management or employees, in
the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.  A material
weakness is a deficiency, or
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
Funds' annual or interim
financial statements will not
be prevented or detected on a
timely basis.

Our consideration of the
Funds' internal control over
financial reporting was for the
limited purpose described in
the first paragraph and would
not necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the PCAOB.
However, we noted no
deficiencies in the Funds'
internal control over financial
reporting and their
operations, including controls
over safeguarding securities
that we consider to be a
material weakness, as defined
above, as of September 30,
2014.

This report is intended solely
for the information and use of
management, the
shareholders of the Camelot
Premium Return Fund and
Camelot Excalibur Small Cap
Income Fund, the Board of
Trustees of Mutual Fund
Series Trust and the Securities
and Exchange Commission
and is not intended to be and
should not be used by anyone
other than these specified
parties.









	BBD, LLP


Philadelphia, Pennsylvania
November 26, 2014